Exhibit 10.30

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 8, 2024 (this “Amendment”), among KLDiscovery Holdings, Inc. (f/k/a LD Lower Holdings, Inc.), a Delaware corporation (the “Borrower”), LD Topco, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, the lenders party hereto (the “Lenders”), Ally Bank, as a lender and an L/C Issuer (“Ally”), and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent (in such capacities, “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement (as defined below).

WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 8, 2021 (as amended by the First Amendment to Credit Agreement, dated as of March 3, 2023, and as further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), among the Borrower, Holdings, the Lenders party thereto, Administrative Agent and Ally;

WHEREAS, the Borrower has requested to make certain amendments to the Existing Credit Agreement as hereinafter set forth; and

WHEREAS, the parties hereto are willing, on the terms and subject to the conditions stated below, to amend the Existing Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.
Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Sections 1.02, 1.03, 1.05, 1.06 and 1.12 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
Section 2.
Amendments to Credit Agreement. The Existing Credit Agreement is, subject to satisfaction of each of the conditions set forth in Section 3, amended in accordance with Exhibit A hereto by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by inserting the double-underlined text (indicated textually in the same manner as the following example: double underlined text), in each case in the place where such text appears therein, such that immediately after giving effect to this Amendment the Existing Credit Agreement will read as set forth in Exhibit A.
Section 3.
Conditions to Effectiveness. This Amendment shall become effective upon satisfaction or waiver of all of the following conditions precedent (the “Second Amendment Effective Date”):
(a)
the Administrative Agent, the Ally Representative and the Blackstone Credit Representative shall have received executed counterparts of this Amendment from the Loan Parties, the Blackstone Credit Representative, the Required Lenders and the Administrative Agent;
(b)
no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date immediately before or after giving effect to this Amendment;

Exhibit 10.30

(c)
the representations and warranties contained in Section 4 hereof are true and correct as of the Second Amendment Effective Date; and
(d)
the Loan Parties shall have paid all fees and expenses due and owing as of the Second Amendment Effective Date to (x) King & Spalding LLP as counsel to Blackstone Credit, Holland & Knight LLP as counsel to Ally and Arnold Porter Kaye Scholer LLP as counsel to the Administrative Agent, and (y) all other fees, costs and expenses of the Administrative Agent (without duplication of subclause (x) of this clause (d)) under the Credit Agreement and the other Loan Documents, in each case to the extent such fees have been invoiced at least three (3) Business Days prior to the Second Amendment Effective Date (or such later date as the Borrower may reasonably agree).
Section 4.
Representations and Warranties of Loan Parties. Borrower and each other Loan Party represents and warrants as follow:
(a)
this Amendment has been duly authorized and executed by such Loan Party and each of the Credit Agreement and each of the other Loan Documents, constitutes a legal, valid and binding agreement or instrument of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability regardless of whether considered in a proceeding in equity or at law; and
(b)
the representations and warranties of such Loan Party contained in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects (and in all respects to the extent any such representation or warranty is already qualified by materiality) as of the date of this Amendment, except to the extent such representations and warranties relate to an earlier date in which case such representation or warranty are true and correct in all material respects (and in all respects to the extent any such representation or warranty is already qualified by materiality) as of such earlier date.
Section 5.
Effect of Amendment; Etc. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Blackstone Credit Representative or the Administrative Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, the Borrower acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby). On and as of the Second Amendment Effective Date, (i) this Amendment shall be a Loan Document and (ii) each reference in the Credit Agreement to “this Amendment”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.
Section 6.
Governing Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT (OTHER THAN WITH RESPECT TO ANY COLLATERAL DOCUMENTS TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT

Exhibit 10.30

GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 7.
Reaffirmation of the Loan Parties. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.
Section 8.
Notices; Successors. All communications and notices hereunder shall be given as provided in the Credit Agreement. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 9.
Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.
Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or as any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and electronic signatures or the keeping of records in electronic form shall be valid and effective for all purposes to the fullest extent permitted by applicable law.
Section 11.
Incorporation of Credit Agreement Miscellaneous Provisions. Each of the provisions provided in the following sections of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Amendment” in any such provision read “this Amendment”: Section 10.08 (Confidentiality), Section 10.11 (Counterparts), Section 10.15(b) (Submission to Jurisdiction), Section 10.15(c) (Waiver of Venue), Section 10.16 (Service of Process), Section 10.17 (Waiver of Right to Trial by Jury) and Section 10.18 (Binding Effect).
Section 12.
Direction to the Administrative Agent. The Blackstone Credit Representative, the Ally Representative and the Lenders party hereto, constituting the Required Lenders, hereby (i) authorize and direct the Administrative Agent to execute and deliver this Amendment and (ii) acknowledge and agree that (x) the direction in this Section 12 constitutes a direction from the Blackstone Credit Representative, the Ally Representative and the Required Lenders under the provisions of Article IX of the Credit Agreement and (y) Article IX (including, without limitation, Section 9.07 thereof) of the Credit Agreement shall apply to any and all actions taken by the Administrative Agent in accordance with such direction.

Exhibit 10.30

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KLDISCOVERY HOLDINGS, INC.

By:

Name: Christopher J. Weiler

Title: President and Chief Executive Officer

LD TOPCO, INC.

By:

Name: Christopher J. Weiler

Title: President and Chief Executive Officer

KLDISCOVERY ONTRACK, LLC

By:

Name: Christopher J. Weiler

Title: Chief Executive Officer

KLDISCOVERY FRANCHISING, LLC

By:

Name: Christopher J. Weiler

Title: Chief Executive Officer

Exhibit 10.30

LENDERS

[_]

By:

Name:

Title:

Exhibit 10.30

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:

Name:

Title:

Exhibit 10.30

ALLY BANK,
as Ally Representative, a Lender and an L/C Issuer

By:

Name:

Title:

Exhibit A

Amended Credit Agreement

See attached